Exhibit 10.20

cbdMD, Inc.

8845 Red Oak Blvd, Charlotte, NC 28217

March 10, 2023

Keystone Capital Partners, LLC

139 Fulton Street, Suite 412

New York, NY 10038

Attention: Fredric G. Zaino

Re:         Side Letter Agreement

Mr. Zaino:

This Side Letter Agreement amends and restates the Side Letter Agreement dated March 3, 2023. Reference is hereby made to that certain Common Stock Purchase Agreement made and entered into as of February 26, 2023 (this “Agreement”), by and among Keystone Capital Partners, LLC and cbdMD, Inc. Subject to the terms and conditions of the Agreement, the parties acknowledge that for purposes of the Agreement, the NYSE American is defined as “NYSE”. Furthermore, each reference to “at market” under the Agreement is defined under applicable NYSE American rules as the greater of book or market value of the Common Stock of the Company.

The undersigned hereby execute and deliver this Agreement as of the date first set forth above. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Sincerely,

cbdMD, Inc.

By: /s/ T. Ronan Kennedy

T. Ronan Kennedy, Chief Financial Officer

Acknowledged and agreed:

Keystone Capital Partners, LLC

By: /s/ Frederic G. Zaino

Name: Frederic G. Zaino

Title: CIO